UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2025
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
On July 23, 2025, Sterigenics U.S., LLC (“Sterigenics”), a subsidiary of Sotera Health Company, entered into a binding term sheet to resolve 129 ethylene oxide (“EO”) claims against Sterigenics relating to its former facility in Willowbrook, Illinois. The settlement includes ten claims that were set for trials in the Circuit Court of Cook County in October 2025 and March 2026 and the remaining EO claims being pursued by the same plaintiffs’ counsel, including those of another 56 claimants with pending lawsuits and 63 claimants who asserted claims but had yet to file lawsuits.

Pursuant to the term sheet, Sterigenics will pay $34,000,000 and the settling plaintiffs’ claims will be dismissed with prejudice. The settlement process is expected to require 60 – 90 days.

The settlement is subject to the satisfaction of several conditions, including participation by 100 percent of the claimants, stays of the scheduled trials and a determination by the Circuit Court of Cook County that the settlement was entered in good faith under the Illinois Contribution Among Joint Tortfeasors Act. Sterigenics has the right to waive the 100 percent participation requirement, in which case the settlement would be binding on only those plaintiffs participating in the settlement.

Sterigenics denies any liability and the term sheet explicitly provides that the settlement is not to be presented or construed as an admission of any liability or that emissions from the Willowbrook facility posed any safety hazards to the surrounding communities.

For more information about the term sheet, please see Latest Updates in the EO section of our Investor Relations website at https://investors.soterahealth.com/latest-updates. For more information about EO related lawsuits, please see our most recent Annual Report on Form 10-K and our website at www.soterahealth.com.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: July 24, 2025	By:	/s/ Alexander Dimitrief
Alexander Dimitrief
Senior Vice President and General Counsel